Discontinued Operations	12 Months Ended
Dec. 31, 2014
Discontinued Operations And Disposal Groups [Abstract]
Discontinued Operations

4. Discontinued Operations

In the second quarter of 2009, we announced our intent to exit the entire Ohio market based upon several factors, including the unfavorable conditions that affected our industry and a poor competitive position which prevented us from generating profitable results. We completed our exit plan in the second quarter of 2009 and have no further significant, continuing involvement in these operations. The cessation of operations in these markets was treated as discontinued operations as they had distinguishable cash flow and operations that have been eliminated from our ongoing operations. As a result, the operating results of the Ohio market for the current and prior periods have been aggregated and reclassified as discontinued operations in the consolidated statements of operations and comprehensive income (loss) for the years ended December 31, 2014, 2013, and 2012.

We recognized $0.4 million, $0.4 million, and $1.3 million of expense in 2014, 2013 and 2012, respectively, which was primarily related to future minimum lease obligations on closed facilities, and revisions to sub-rental income estimates. These amounts are included in loss from discontinued operations in the accompanying consolidated statement of operations and comprehensive income (loss) for the years ended December 31, 2014, 2013, and 2012, respectively.

In December 2012, an Ohio facility met the criteria for held for sale classification. As such, it was reclassified from property, plant, and equipment to other assets. We recorded a $1.1 million impairment charge to adjust the value of this property to its fair value. This amount was included in loss from discontinued operations in the accompanying consolidated statement of operations and comprehensive income (loss) for the year ended December 31, 2012. In April 2013, this facility was sold and the resulting gain of approximately $0.2 million was included in loss from discontinued operations in the accompanying consolidated statement of operations and comprehensive income (loss) for the year ended December 31, 2013.

An analysis of our facility closure reserves related to our discontinued operations for the periods reflected is as follows:

	2012	Additions	Payments	2013	Additions	Payments	2014
	(In thousands)
Facility and other exit costs, net of estimated sub-lease rental income	$2,611	$373	$(867)	$2,117	$417	$(772)	$1,762

The facility and other exit cost reserves related to our discontinued operations at December 31, 2014 were $1.8 million, of which $1.0 million is recorded as other long-term liabilities. The reserves are primarily related to future minimum lease payments on vacated facilities.

Our loss before income taxes attributable to our discontinued operations were $0.4 million, $0.3 million, and $2.4 million for the years ended December 31, 2014, 2013, and 2012, respectively.